UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (218) 634-3500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of ANI Pharmaceuticals, Inc. (the “Company”) adopted the Executive Incentive Bonus Plan (the “Bonus Plan”). The purpose of the Bonus Plan is to motivate and reward eligible employees of the Company for their contributions toward achieving certain performance goals.

Employees, including executive officers, who are designated by the Committee to participate are eligible to receive cash bonuses under the Bonus Plan. The Committee may establish cash bonus targets and corporate performance metrics for a specific performance period or fiscal year pursuant to the Bonus Plan. Corporate performance goals may be based on wide-ranging criteria and metrics described in the plan, but awards issued to participants may also take into account other factors, including subjective factors. Performance goals may differ from participant to participant, performance period to performance period, and from award to award. The Committee, as administrator of the Bonus Plan, has the discretionary authority to interpret the provisions of the Bonus Plan, including the payment of awards. Unless otherwise determined by the Committee, a participant must be actively employed and in good standing on the date an award is paid. Awards granted under the Bonus Plan are subject to applicable laws and any clawback policy of the Company. The Committee may amend or terminate the Bonus Plan at any time, but such termination will not affect the payment of any awards accrued under the Bonus Plan prior to the date of termination.

The forgoing summary of the Bonus Plan is qualified in its entirety by the full text of the Bonus Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

10.1	ANI Pharmaceuticals, Inc. Executive Incentive Bonus Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANI PHARMACEUTICALS, INC.

By:	/s/ Stephen P. Carey
Stephen P. Carey

Senior Vice President, Finance, and Chief Financial Officer

Dated: February 28, 2022